Item 77-Q3 CERT
(a)
(i) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.
(ii) During the period covered in this report there were no significant deficiencies or material weaknesses in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to date of their evaluation. However, the registrant did enhance its process of monitoring the recording of the daily variation margin for Futures Contracts.
(iii)
CERTIFICATIONS
I, Robert M. Zakem, certify that:

1.	I have reviewed this report on Form N-SAR of the SunAmerica Series Trust;

2.	Based on my knowledge, this report does not contain any untrue statement
	of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. 	Based on my knowledge, the financial information included in this report,
	and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. 	The registrant's other certifying officers and I are responsible for
	establishing and maintaining disclosure controls and procedures (as defined
	in rule 30a-2(c) under the Investment Company Act) for the registrant
	and have:

a) 	designed such disclosure controls and procedures to ensure that material
	information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities,
	particularly during the	period in which this report is being prepared;
b) 	evaluated the effectiveness of the registrant's disclosure controls and
	procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) 	presented in this report our conclusions about the effectiveness of the
	disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. 	The registrant's other certifying officers and I have disclosed, based on
	our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) 	all significant deficiencies in the design or operation of internal controls
	which could adversely affect the registrant's ability to record, process,
	summarize, and report financial data and have identified for the registrant's
	auditors any material weaknesses in internal controls; and
b) 	any fraud, whether or not material, that involves management or other
	employees who have a significant role in the registrant's internal
	controls; and

6. 	The registrant's other certifying officers and I have indicated in this
	report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: March 24, 2003						/s/Robert M. Zakem
Robert M. Zakem
President



CERTIFICATIONS
I, Donna M. Handel, certify that:

1.	I have reviewed this report on Form N-SAR of the SunAmerica Series Trust;

2.	Based on my knowledge, this report does not contain any untrue statement
	of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. 	Based on my knowledge, the financial information included in this report,
	and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. 	The registrant's other certifying officers and I are responsible for
	establishing and maintaining disclosure controls and procedures (as defined
	in rule 30a-2(c) under the Investment Company Act) for the registrant
	and have:

a) 	designed such disclosure controls and procedures to ensure that material
	information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities,
	particularly during the	period in which this report is being prepared;
b) 	evaluated the effectiveness of the registrant's disclosure controls and
	procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) 	presented in this report our conclusions about the effectiveness of the
	disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. 	The registrant's other certifying officers and I have disclosed, based on
	our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) 	all significant deficiencies in the design or operation of internal controls
	which could adversely affect the registrant's ability to record, process,
	summarize, and report financial data and have identified for the registrant's
	auditors any material weaknesses in internal controls; and
b) 	any fraud, whether or not material, that involves management or other
	employees who have a significant role in the registrant's internal
	controls; and

6. 	The registrant's other certifying officers and I have indicated in this
	report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.




Date: March 24, 2003						/s/Donna M. Handel
Donna M. Handel
Treasurer

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